UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2022

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53912	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2022, Hartman Short Term Income Properties XX, Inc. (the “Company”) appointed Mark Torok as the Company’s Chief Executive Officer to succeed Allen R. Hartman, who will transition from Chief Executive Officer and Chairman of the Board of Directors (the “Board”) to serve as the Executive Chairman of the Board, effective as of October 15, 2022.

In connection with Mr. Torok’s election as Chief Executive Officer he entered into a Job Description and Management Agreement (the “Torok Agreement”) with the Company, a copy of which is attached hereto as Exhibit 99.1. The Torok Agreement sets forth compensation for Mr. Torok, including a base salary of $40,000 per month, standard employee benefits, and a bonus of $40,000 after six months in his position. In addition, the Torok Agreement requires the Compensation Committee of the Board and Mr. Torok to negotiate a performance bonus and stock incentive. Further, the Torok Agreement requires the parties to negotiate a phantom stock plan within 30 days.

There are no arrangements or understandings between Mr. Torok and any other person pursuant to which Mr. Torok was appointed as an executive officer of the Company. There are no family relationships between Mr. Torok and any director or executive officer of the Company, and Mr. Torok has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Hartman’s election as Executive Chairman he entered into an Agreement Between Hartman Short Term Income Properties XX, Inc. and Al Hartman (the “Hartman Agreement”) with the Company, a copy of which is attached hereto as Exhibit 99.2. The Hartman Agreement includes compensation for Mr. Hartman in the amount of $36,000 per month and standard employee benefits from July 1, 2022.

Item 7.01. Regulation FD Disclosure.

On October 18, 2022, the Company issued a press release announcing the foregoing described executive changes, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information provided pursuant to this Item 7.01, including Exhibits 99.1, 99.2, and 99.3 in Item 9.01, are “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The furnishing of the remarks is not intended to constitute a representation that such furnishing is required by Regulation FD or that the remarks include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future. The attached prepared remarks contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
99.1	Job Description and Management Agreement for Mr. Torok
99.2	Agreement Between Hartman Short Term Income Properties XX, Inc. and Al Hartman
99.3	Press Release of Hartman Short Term Income Properties XX, Inc. dated October 18, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Registrant)
Date: October 18, 2022	By:	/s/ Michael Racusin
Michael Racusin
General Counsel and Corporate Secretary